Exhibit 10.1

FIRST SUPPLEMENTAL BOND FINANCING AGREEMENT

THIS FIRST SUPPLEMENTAL BOND FINANCING AGREEMENT (this “First Supplement”) dated and effective as of April 1, 2024 (the “Effective Date”), between the IOWA FINANCE AUTHORITY (the “Issuer”) and GEVO NW IOWA RNG, LLC, a Delaware limited liability company (the “Company”).

W I T N E S S E T H :

WHEREAS, the Issuer and the Company have previously entered into the Bond Financing Agreement dated as of April 1, 2021 (the “Original Financing Agreement”) with respect to the Issuer’s $68,155,000 Solid Waste Facility Revenue Bonds (Gevo NW Iowa RNG, LLC Renewable Natural Gas Project), Series 2021 (the “Bonds”);

WHEREAS, the Issuer and the Company wish to amend the provisions of the Original Financing Agreement as herein provided, with such revisions to be effective only upon and in connection with the remarketing of the Bonds on the Initial Mandatory Tender Date (as defined in the Indenture dated as of April 1, 2021 (the “Original Indenture”) with respect to the Bonds);

WHEREAS, simultaneously with the execution and delivery of this First Supplement, the Issuer and Citibank, N.A., as trustee (the “Trustee”), will execute and deliver the First Supplemental Indenture dated as of April 1, 2024 (the “First Supplemental Indenture”), for the purpose of amending certain terms of the Original Indenture;

WHEREAS, the Original Indenture, as amended by the First Supplemental Indenture, and as may be hereafter further amended in accordance with its terms, is referred to herein as the “Indenture”;

WHEREAS, Citibank, N.A., as the Trustee under the Original Indenture, by its execution of the consents attached to this First Supplement pursuant to and in accordance with Article X of the Original Financing Agreement (specifically, Section 10.4 thereof) and Articles VIII and XI of the Original Indenture (specifically, Sections 8.02(r) and 11.01 thereof) has consented to the changes set forth herein; and

WHEREAS, Citibank, N.A., as the Credit Facility Provider and Liquidity Facility Provider, by its execution of the consent attached to this First Supplement has consented to the changes set forth herein and to the Trustee’s consent.

NOW, THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

INTENTION OF PARTIES, FINANCING AGREEMENT PROVISIONS

The Issuer and the Company have entered into this First Supplement to amend their rights and obligations set forth in the Original Financing Agreement. The terms of the Original Financing Agreement, as amended by this First Supplement (as so amended, and as may be hereafter further amended in accordance with its terms, the “Financing Agreement”), shall govern the rights and obligations of the Issuer and the Company in connection with the transactions contemplated by the Financing Agreement. Capitalized terms used but not defined in this First Supplement shall have the respective meanings assigned thereto in the Financing Agreement or the Original Indenture, as applicable.

By its execution of this First Supplement, the Company acknowledges and agrees that Section 5.6, as amended hereby, applies to the New Term Rate Period (as defined in the First Supplemental Indenture).

ARTICLE II

AMENDMENTS

Section 2.01. Section 5.6 of the Original Financing Agreement is hereby amended by deleting such section and in place thereof inserting the following:

Rating. Notwithstanding any other provision of this Financing Agreement to the contrary, if at any time during the Initial Term Rate Period, or any other Term Rate Period for which a Credit Facility is then in effect, the rating on the Bonds is reduced below A3 by Moody’s or is withdrawn by Moody’s for credit related reasons, the Company shall cause to be delivered to the Trustee, within 60 days of such reduction or withdrawal, an Alternate Credit Facility or a Supplemental Credit Facility to cause the Bonds to be rated not less than A3 or its equivalent by a Rating Agency, all in accordance with the terms of the Indenture; provided however, the provisions of this Section 5.6 shall not apply to any Liquidity Provider Bonds or Bonds held by the Company or an Affiliate thereof. For the avoidance of doubt, the Company shall maintain a Liquidity Facility for the Bonds for any such Term Rate Period if required pursuant to the terms of the Indenture.

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ARTICLE III

FULL FORCE AND EFFECT

The Original Financing Agreement is hereby amended to the extent provided in this First Supplement and, except as specifically provided herein, the Original Financing Agreement shall remain in full force and effect in accordance with its terms.

ARTICLE IV

GOVERNING LAW

THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST SUPPLEMENT SHALL BE GOVERNED AS PROVIDED IN SECTION 10.5 OF THE ORIGINAL FINANCING AGREEMENT.

ARTICLE V

HEADINGS

Section headings in this First Supplement are included herein for convenience of reference only and shall not have any effect for purposes of interpretation or construction of the terms of this First Supplement.

ARTICLE VI

COUNTERPARTS

This First Supplement may be signed in any number of counterpart copies, but all such copies shall constitute one and the same instrument.

ARTICLE VII

REPRESENTATIONS

Each party hereto hereby represents and warrants to the other that this First Supplement has been duly authorized and validly executed by it and that the Financing Agreement as hereby amended constitutes its valid obligation enforceable in accordance with its terms. The representations and warranties contained in the Original Financing Agreement are hereby remade by each party hereto as of the Effective Date. For the avoidance of doubt, all references in such representations and warranties to defined terms shall be deemed to refer to such terms as defined in the Original Financing Agreement, as amended by this First Supplement.

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ARTICLE VIII

electronic signatures

The parties agree that the electronic signature of a party to this First Supplement, including all acknowledgements, authorizations, directions, waivers and consents thereto (or any amendment or supplement thereto) shall be as valid as an original signature of such party and shall be effective to bind such party to this First Supplement. The parties agree that any electronically signed document (including this First Supplement) shall be deemed (i) to be “written” or “in writing,” (ii) to have been signed, and (iii) to constitute a record established and maintained in the ordinary course of business and an original written record when printed from electronic files. For purposes hereof, “electronic signature” means a manually-signed original signature that is then transmitted by electronic means; “transmitted by electronic means” means sent in the form of a facsimile or sent via the Internet as a pdf (portable document format) or other replicating image attached to an e-mail message; and, “electronically signed document” means a document transmitted by electronic means and containing, or to which there is affixed, an electronic signature. Paper copies or “printouts”, if introduced as evidence in any judicial, arbitral, mediation or administrative proceeding, will be admissible as between the parties to the same extent and under the same conditions as other original business records created and maintained in documentary form. Neither party shall contest the admissibility of true and accurate copies of electronically signed documents on the basis of the best evidence rule or as not satisfying the business records exception to the hearsay rule.

ARTICLE IX

TRUSTEE DISCLAIMER & LIMITATIONS OF LIABILITY

The Trustee accepts and consents to the amendments effected by this First Supplemental Bond Financing Agreement, but only upon the conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit their liabilities and responsibilities in the performance of the terms created by the Indenture, as amended. The Trustee, in each of its respective capacities hereunder and under the Financing Agreement and the Indenture, including its capacity as Paying Agent, Registrar and Authenticating Agent, shall be entitled to rights, privileges, protections, immunities and benefits, including, without limitation, its right to be compensated and indemnified, given to the Trustee in the Financing Agreement (including, without limitation, its right to be compensated and indemnified as set forth in Sections 4.2(b), 8.2 and 8.3 of the Financing Agreement).

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IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Bond Financing Agreement to be executed, sealed and delivered in their names and on their behalf by their respective duly authorized representatives, all as of the day and year first above written.

IOWA FINANCE AUTHORITY

By	/s/ Aaron Smith
Authorized Officer

[Signature page to First Supplemental Bond Financing Agreement]

gevo nw iowa rng, llc

By:	/s/ Lynn Smull
	Name:	Lynn Smull
	Title	CFO

[Signature page to First Supplemental Financing Agreement]

ACKNOWLEDGMENT AND CONSENT

(CREDIT FACILITY PROVIDER)

The undersigned, Citibank, N.A., as Credit Facility Provider under the Indenture dated as of April 1, 2021 (the “Original Indenture”) with respect to the Iowa Finance Authority’s $68,155,000 Solid Waste Facility Revenue Bonds (Gevo NW Iowa RNG, LLC Renewable Natural Gas Project), Series 2021, hereby acknowledges and consents to the execution and delivery of the First Supplemental Bond Financing Agreement dated as of April 1, 2024, between the Iowa Finance Authority and Gevo NW Iowa RNG, LLC, as Company, to which this Acknowledgement and Consent is attached, for any and all purposes as may be required under the Original Indenture (including, without limitation, Section 11.01), the Financing Agreement (as defined in the Original Indenture) and otherwise.

CITIBANK, N.A., as Credit Facility Provider

By	/s/ Derrick Lenz
Name	Derrick Lenz
Title	Director

ACKNOWLEDGMENT AND CONSENT

(TRUSTEE)

The undersigned hereby certifies that it is the Trustee under and as defined in the Indenture dated as of April 1, 2021 (the “Original Indenture”) with respect to the Iowa Finance Authority’s $68,155,000 Solid Waste Facility Revenue Bonds (Gevo NW Iowa RNG, LLC Renewable Natural Gas Project), Series 2021, and consents to the execution and delivery of the First Supplemental Bond Financing Agreement dated as of April 1, 2024, between the Iowa Finance Authority and Gevo NW Iowa RNG, LLC, as Company, to which this Acknowledgement and Consent is attached, for any and all purposes as may be required under the Original Indenture (including, without limitation, Section 11.01), the Financing Agreement (as defined in the Original Indenture) (including, without limitation, Sections 10.4) and otherwise.

CITIBANK, N.A., as Trustee

By	/s/ Edwin De La Cruz
Name	Edwin De La Cruz
Title	Senior Trust Officer